UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 25, 2010
The J. M. Smucker Company
(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-05111	34-0538550

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane Orrville, Ohio	44667-0280

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 682-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 25, 2010, the Executive Compensation Committee of the Board of Directors (the ” Board”) of The J. M. Smucker Company (the “ Company”) approved the forms of the award agreement for restricted stock and deferred stock units to be issued pursuant to The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan (the “ 2010 Plan”), which was approved by the Company’s shareholders, upon recommendation of the Board, at the Annual Meeting of Shareholders held on August 18, 2010.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Exhibit
Number	Description
10.1	Form of Restricted Stock Agreement
10.2	Form of Deferred Stock Units Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY
By:	/s/ Jeannette L. Knudsen
Jeannette L. Knudsen
Vice President, General Counsel and Corporate Secretary

Date: October 28, 2010

EXHIBIT INDEX

Exhibit	Exhibit
Number	Description
10.1	Form of Restricted Stock Agreement
10.2	Form of Deferred Stock Units Agreement